Walthausen Small Cap Value Fund

Institutional Class Ticker WFICX

Investor Class Ticker WSCVX

Supplement dated December 15, 2022
to the Prospectus dated June 1, 2022

At a meeting of the Board of Trustees of Walthausen Funds (the “Trust”) on December 8, 2022, the Trustees of the Trust approved an interim investment advisory agreement with North Star Investment Management Corporation (“North Star”) under which North Star will assume responsibility as adviser to of the Walthausen Small Cap Value Fund (the “Fund”) on December 15, 2022. Therefore, all references to Walthausen & Co., LLC in the Fund’s prospectus are replaced with North Star. There is no change to the Fund’s investment strategy.

Accordingly, the following sections of the Fund’s prospectus have been supplemented or restated, as shown below.

The following replaces the “Fees and Expenses of the Fund” portion of the “Fund Summary” section of the Prospectus.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.45%	0.45%
Total Annual Fund Operating Expenses	1.45%	1.45%
Fee Waiver/Expense Reimbursement(1)	0.47%	0.24%
Total Annual Operating Expenses After Fee Waiver	0.98%	1.21%

(1)	North Star Investment Management Corporation (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.98% of the average daily net assets of the Institutional Class Shares and 1.21% of Investor Class Shares until at least May 31, 2025, unless earlier terminated by the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) for any reason at any time.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional	$100	$312	$650	$1,606
Investor	$123	$384	$720	$1,670

In addition, “The Investment Advisor” subsection of the section entitled “Management” on page 7 of the Prospectus is replaced with the following:

The Investment Adviser

North Star Investment Management Corp. (the “Adviser”), 20 N. Wacker Drive, Suite 1416, Chicago, IL 60606 has served as investment adviser to the Fund since December 15, 2022. The Adviser offers both high net worth individual and institutional clients portfolio management services in a variety of alternative investment offerings and is a registered investment adviser. As of September 20, 2022, the Adviser had approximately $1.53 billion in assets under management. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 1.00% of the Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies using the approach discussed in the “Overview” section of the Prospectus. The Adviser also maintains related records for the Fund.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 0.98% of the Fund’s average net assets for Institutional Class shares and 1.21% for Investor Class shares, respectively, through at least May 31, 2025, subject thereafter to annual re-approval of the agreement by the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.

During the fiscal year ended January 31, 2022, the Fund incurred advisory fees in total of 1.00% of its average net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement will be included in the Fund’s annual report for the fiscal period ended January 31, 2023.

Investment Adviser Portfolio Managers

As of December 15, 2022, Peter Gottlieb and Eric Kuby are primarily responsible for the day-to-day management of the Fund.

Portfolio Management Team:

•	Peter Gottlieb has over 31 years’ experience in the financial industry as a financial advisor as well as serving on the Board of Directors of a community bank, a publicly traded business development company and a community hospital. Mr. Gottlieb is the Founder and President of the Adviser since 2003. Mr. Gottlieb earned his BA degree from the University of Michigan, School of Business. He is a portfolio manager for the North Star Opportunity Fund, North Star Micro Cap Fund, North Star Dividend Fund and the North Star Bond Fund and has served as a Portfolio Manager of the Fund since December 15, 2022.

•	Eric Kuby has over 37 years of experience serving both individual and institutional clients. Mr. Kuby joined the Adviser in 2004 and has been Chief Investment Officer of the Adviser since 2005. As Chairman of the Investment Committee, Mr. Kuby is responsible for overseeing the firm’s various investment strategies. Mr. Kuby holds an MBA in Finance as well as a BA in Economics from The University of Chicago. He is a portfolio manager of the North Star Opportunity Fund, the North Star Micro Cap Fund, North Star Dividend Fund and the North Star Bond Fund and has served as a Portfolio Manager of the Fund since December 15, 2022.

The Fund’s Statement of Additional Information provides additional information about the Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares of the Fund.

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You should read this Supplement in conjunction with the Fund’s Prospectus dated June 1, 2022, and Statement of Additional Information dated December 15, 2022, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-925-8428.

Please retain this Supplement for future reference.